UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 09, 2026

Cardinal Infrastructure Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43004	39-3180206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Six Forks Road, #300
Raleigh, North Carolina		27609
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 324-1964

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	CDNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Hughes Brothers Merger Agreement

As previously reported, on October 13, 2026, Cardinal Infrastructure Group Inc. ("Cardinal" or the "Company") entered into an Agreement and Plan of Merger (the "Original Merger Agreement") by and among Cardinal, CHBC Intermediate Holdco, Inc., a Delaware corporation and wholly owned subsidiary of Cardinal ("Merger Sub 1"), CHBC Holding Company, LLC, a Delaware limited liability company and wholly owned subsidiary of Cardinal ("Merger Sub 2"), HBC Holdco, Inc., a Delaware corporation ("Target"), Hughes Brothers Construction Inc., a Florida corporation ("HBC"), the stockholders of HBC party thereto (the "Stockholders"), and Chad Hughes, in his capacity as the representative of the Stockholders (the "Stockholder Representative").

On October 18, 2026, Cardinal, Merger Sub 1, Merger Sub 2, Target, HBC and the Stockholders entered into Amendment No. 1 to the Merger Agreement ("Amendment No. 1" and, together with the Original Merger Agreement, the "Merger Agreement").

On November 11, 2026, Cardinal, Merger Sub 1, Merger Sub 2, Target, HBC and the Stockholders entered into Amendment No. 2 to the Merger Agreement, dated November 11, 2026 ("Amendment No. 2").

In light of the Company’s near-term focus on strengthening execution across its existing operations and realizing the benefits of businesses previously acquired, the parties have agreed to postpone the proposed acquisition of Hughes Brothers. Amendment No. 2 extends the closing date of the transaction (the "Hughes Brothers Transaction") to no earlier than June 30, 2027, unless otherwise agreed by the parties. In light of such extension, the earnout payment, if any, provided for in the Merger Agreement, which is based on HBC's adjusted EBITDA for the twelve months ending June 30, 2027, will now be payable at closing. In addition, each of the parties has the right to terminate the Merger Agreement at any time prior to June 30, 2027 upon prior written notice to the other party.

On November 10, 2026, the Federal Trade Commission informed Cardinal that it had granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act for the proposed acquisition of HBC.

The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this "Report") and is incorporated herein by reference. The Original Merger Agreement and Amendment No. 1 were filed as Exhibits 2.1 and 2.2, respectively, to Cardinal’s Form 8-K filed on October 19, 2026, and are incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On November 12, 2026, the Company issued a press release announcing its financial results of operations for the quarter ended September 30, 2026, and other related information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2026, Mike Rowe notified the Company of his decision to resign from his position as Chief Financial Officer upon the appointment of his successor. Mr. Rowe will continue to serve in his current position until his successor joins the Company. The Company has engaged Spencer Stuart to conduct a comprehensive search for Mr. Rowe’s successor. In connection with Mr. Rowe’s transition, the Company intends to enter into an amendment to his employment agreement. Once the amendment has been executed and its terms have been finalized, the Company will disclose the material terms of the amendment in an amendment to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1

Amendment No. 2 to Agreement and Plan of Merger, dated as of November 11, 2026, by and among Cardinal Infrastructure Group Inc., CHBC Intermediate Holdco, Inc., CHBC Holding Company, LLC, HBC Holdco, Inc., Hughes Brothers Construction Inc., the Stockholders party thereto and Chad Hughes, as Stockholder Representative

99.1	Press Release, Dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hughes Brothers Construction Inc. (the “Hughes Brothers Transaction”), including the timing of the closing and the expected benefits of the Hughes Brothers Transaction; the Company’s expected fourth-quarter performance; the timing, implementation and expected benefits of the Company’s operational improvement initiatives; the Company’s expectations regarding project estimating, project review, forecasting, execution and profitability; the Company’s capital allocation priorities and potential repurchases of Class A common stock pursuant to its share repurchase program; the expected benefits of completed and proposed acquisitions; and the transition of the Company’s Chief Financial Officer and the search for a successor. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “could,” “plan,” “project,” “budget,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will” and similar expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements.

These statements involve risks and uncertainties, and Cardinal’s actual results could differ materially from those expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ include, but are not limited to: the ultimate outcome of the Hughes Brothers Transaction; the satisfaction of conditions to the closing of the Hughes Brothers Transaction; the risk that one of the parties to the Hughes Brothers Transaction may elect to terminate the Merger Agreement; the possibility that the anticipated benefits of the Hughes Brothers Transaction or other completed or proposed acquisitions will not be realized to the extent or within the timeframe expected; the risk that integration of acquired businesses will be delayed, more costly or more difficult than expected; challenges in integrating and retaining key employees; the effect of the announcement or postponement of the Hughes Brothers Transaction on business relationships; the Company’s ability to successfully implement its operational improvement initiatives; the timing and effectiveness of improvements to project estimating, project review, forecasting and execution processes; additional changes in estimates of costs or revenues associated with the Company’s contracts; the Company’s ability to improve project profitability and operating margins; volatility in fuel, transportation, labor and other project costs; risks associated with fixed-price contracts; the timing and amount of any repurchases under the Company’s share repurchase program and the effect of any such repurchases on the Company’s liquidity and capital resources; the Company’s ability to identify and transition to a new Chief Financial Officer; difficulty in sustaining rapid revenue growth, which may place significant demands on the Company’s administrative, operational and financial resources; fluctuations in the Company’s revenue; and the concentration of the Company’s business in the Southeastern United States.

Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in Cardinal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company’s most recent Quarterly Report on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. Accordingly, investors should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure investors that the results, events or circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good-faith beliefs of Cardinal’s management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL INFRASTRUCTURE GROUP INC.

Date:	November 12, 2026	By:	/s/ Mike Rowe
Mike Rowe Chief Financial Officer